Filed Pursuant to Rule 497

Registration No. 333-212323

CION ARES DIVERSIFIED CREDIT FUND

Supplement dated April 22, 2020

to

Prospectuses relating to Class A, Class C, Class I, Class L, Class U and Class W shares dated February 28, 2020 and the Prospectus relating to Class U-2 shares dated March 31, 2020 (collectively, the “Prospectuses”)

This supplement contains information that amends, supplements or modifies certain information contained in the accompanying Prospectuses of CION Ares Diversified Credit Fund (the “Fund”). This supplement is part of, and should be read in conjunction with, the Prospectuses. Capitalized terms used in this supplement have the same meanings as in the Prospectuses, as applicable, unless otherwise stated herein.

This supplement amends the indicated sections of the Prospectuses as follows:

The following sub-section in the section entitled “Risks Relating to the Fund’s Investment Program” is hereby replaced in its entirety with the following:

Market Disruption and Geopolitical Risk.   Disease outbreaks, public health emergencies (e.g. the coronavirus outbreak, epidemics and other pandemics), the European sovereign debt crisis, instability in the Middle East, Afghanistan and Pakistan, the aftermath of the war in Iraq, terrorist attacks in the United States and around the world, the impact of natural disasters, growing social and political discord in the United States, the European debt crisis, the response of the international community — through economic sanctions and otherwise — to Russia’s annexation of the Crimea region of Ukraine and posture vis-a-vis Ukraine, increasingly strained relations between the United States and a number of foreign countries, including traditional allies, such as certain European countries, and historical adversaries, such as North Korea, Iran, China and Russia, and the international community generally, new and continued political unrest in various countries, such as Venezuela and Spain, and other similar events may result in market volatility, may have long-term adverse effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the financial markets may be affected by these events and cannot predict the effects of these events or similar events in the future on the U.S. and global economies and financial markets. Wars and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and global economies and markets generally. These events could have an acute effect on individual issuers or related groups of issuers. These events could also impact interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to an investment in the common shares. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organization to carry out their duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements. Syndicated Loans and Corporate Bonds rated below investment grade and investments with similar characteristics tend to be more volatile than investment grade fixed income securities and, as a result, these events and other market disruptions may have a greater impact on the prices and volatility of such instruments than on investment grade fixed income securities. There can be no assurance that such market disruptions may not have other material and adverse implications for the Syndicated Loan and Corporate Bond markets or other markets in which the Fund may invest.

Recently, many countries have experienced outbreaks of an infectious respiratory illness caused by a unique strain of coronavirus (“COVID-19”), including markets for the securities the Fund holds, which has and will likely to continue to adversely affect the Fund's investments and operations. The transmission of COVID-19 and efforts to contain its spread has resulted in the imposition of both local and more widespread "work from home" and other quarantine measures, including travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, event and service cancellations or interruptions, disruptions to business operations (including staff furloughs and reductions) and supply chains, and a substantial reduction in consumer spending and business revenue and spending, as well as general concern and uncertainty that has negatively affected the economy. As a result, COVID-19 has significantly diminished global economic production and activity of all kinds and contributed to both volatility and declines in markets for financial assets as well as commodities and other assets. Among other things, these unprecedented developments have resulted in material reductions in demand across some, many or all categories of consumers and businesses, dislocation (or in some cases a complete halt) in the credit and capital markets, labor force and operational disruptions, slowing or complete idling of certain supply chains and manufacturing activity, and strain and uncertainty for businesses and households.

The foregoing developments have had adverse, and potentially materially adverse, consequences for certain companies and other issuers in which the Fund invests and the value of the Fund's investments therein. Certain industries are likely to be particularly acutely impacted, for instance industries dependent on travel and public accessibility, such as transportation, hospitality, tourism, retail, sports and entertainment and industries related to natural resources production and development. Additionally, the operations of the Adviser (including those relating to the Fund) could be impacted adversely, including through quarantine measures and travel restrictions imposed on the Adviser's or service providers' personnel located in affected countries, regions or local areas, or any related health issues of such personnel. Such impacts could materially and adversely affect the Adviser's ability to source, manage and divest investments on behalf of the Fund and pursue the Fund's investment objectives and strategies. Similar consequences could arise with respect to other infectious diseases. The disruptions associated with the COVID-19 pandemic may lead to a significant economic downturn or recession, increased market volatility, increased market closures, higher default rates and material adverse effects on the values and liquidity of securities or other assets which in turn could materially adversely affect the valuation and performance of the Fund's investments. In addition, such disruptions could have adverse consequences on the Fund’s liquidity and its ability to meet its obligations. Further, in certain cases, an exchange or market may close or issue trading halts on specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments.

Please retain this Supplement with your Prospectuses.